UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 23, 2004
                Date of Report (Date of earliest event reported)



                                   NICOR INC.
            (Exact name of registrant as specified in its charter)


       Illinois                      1-7297               36-2855175
 (State or other jurisdiction     (Commission          (I.R.S. Employer
    of incorporation)             File Number)       Identification Number)


                                 1844 Ferry Road
                         Naperville, Illinois 60563-9600
               (Address of principal executive offices) (Zip Code)

                                 (630) 305-9500
               (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.    Entry into a Material Definitive Agreement.
----------    -------------------------------------------

Nicor Inc. amended (the "Amendment") the Rights Agreement, dated as of September 9, 1997 (the "Rights Agreement"), between Nicor Inc., and Harris Trust and Savings Bank, as rights agent, relating to the common shares of Nicor Inc. (the "Common Shares"), and pursuant to which certain rights (the "Rights") were awarded to the holders of Common Shares. Pursuant to the Amendment to the Rights Agreement, which is attached as Exhibit 99.1 hereto and incorporated by reference, entered into on November 23, 2004, the Rights expired on November 23, 2004.


Item 3.03.    Material Modification to Rights of Security Holders.
----------    ----------------------------------------------------

Nicor Inc. amended (the "Amendment") the Rights Agreement, dated as of September 9, 1997 (the "Rights Agreement"), between Nicor Inc., and Harris Trust and Savings Bank, as rights agent, relating to the common shares of Nicor Inc. (the "Common Shares"), and pursuant to which certain rights (the "Rights") were awarded to the holders of Common Shares. Pursuant to the Amendment to the Rights Agreement, entered into on November 23, 2004, the Rights expired on November 23, 2004.


Item 8.01.    Other Events.
----------    -------------

On November 23, 2004, Nicor Inc. issued a press release announcing the termination of existing shareholder rights plan and the adoption of a new policy regarding the future adoption or extension of any shareholder rights plan, which is attached as Exhibit 99.2 hereto and incorporated by reference.


Item 9.01.    Financial Statements and Exhibits.
----------    ----------------------------------

(c) Exhibits.

Exhibit
Number        Description
-------       -----------
99.1          Amendment, dated as of November 23, 2004, to the Rights Agreement, dated as of September 9, 1997, between Nicor Inc. and Harris Trust and Savings Bank as rights agent.

99.2          Press Release, dated November 23, 2004, issued by Nicor Inc.


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Signature
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Nicor Inc.


Date    November 23, 2004           /s/ PAUL C. GRACEY, JR.
      ---------------------         ------------------------
                                    Paul C. Gracey, Jr.
                                    Vice President, General Counsel
                                    and Secretary







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Exhibit Index

  Exhibit
  Number                      Description of Document
----------     ----------------------------------------------------------------
  99.1         Amendment, dated as of November 23, 2004, to the Rights
               Agreement, dated as of September 9, 1997, between Nicor Inc. and
               Harris Trust and Savings Bank as rights agent.

  99.2         Press Release, dated November 23, 2004, issued by Nicor Inc.